Dreyfus Premier
International Growth
Fund

SEMIANNUAL REPORT
April 30, 1999


(R) Dreyfus Logo

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND

---------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             10     Statement of Assets and Liabilities

                             11     Statement of Operations

                             12     Statement of Changes in Net Assets

                             15     Financial Highlights

                             19     Notes to Financial Statements

                                    FOR MORE INFORMATION

----------------------------------------------------------

                                    Back Cover

                    Dreyfus Premier        The Fund
          International Growth Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier International Growth Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Doug Loeffler.

Many regional economies showed marked improvement after many of the world's central banks lowered key short-term interest rates to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan, Asia and Latin America began to recover over the past six months, showing their first signs of real strength in over a year. European markets, on the other hand, provided disparate performance. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, declined.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier International Growth Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
---------------------------------
Doug Loeffler, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

The Fund produced a total return of 7.67% for Class A shares, 7.22% for Class B shares, 7.27% for Class C shares and 7.84% for Class R shares for the six-month period ended April 30, 1999.1 This compares with a 15.28% return for the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) for the same period.2 Management of the Fund changed in February of this year. Changes in investment approach and strategy undertaken to help improve your Fund's performance are described below.

What is the Fund's investment approach?

Dreyfus Premier International Growth Fund focuses on individual stock selection. We choose our investments on a company-by-company basis, attempting to find the companies we believe to be the best managed, best positioned in their industries. We do not attempt to make broad calls on interest rates or market movements. We do not have country allocation models or targets. We focus on individual stock selection rather than analysis of macroeconomic factors.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. We look for companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of its local market. We typically construct a portfolio of roughly 55-75 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches the price we have predicted to be its maximum

                                                                  The Fund  3
value or when we determine that circumstances have changed and that it will no longer reach the price target we previously set.

What factors influenced the Fund's performance?

A number of factors influenced the Fund's performance for the semiannual period. The collapse of the developing markets of East Asia in mid to late 1998 adversely affected Fund performance. The Fund took a conservative approach to reentering those markets, and therefore did not benefit from their early 1999 rebound. The Fund owned a proportionally large amount of European stocks. The decline of the common European currency, the euro, versus the dollar had a negative impact on fund performance over the period. Lastly, the Fund was underweight in two major markets, Japan and the United Kingdom, which outperformed world indices from late 1998 to early 1999.

What is the Fund's current strategy?

At the end of the reporting period, the Fund was clustered in three business segments: telecommunications, media and technology.

In the telecommunications area, we believe the international market is very similar to the U.S. market in the early 1980s. Previously closed markets are opening to new participants. Full competition in Europe began in 1998 and, already, the industry is growing faster there than the U.S. market did after deregulation. We have purchased mobile operators and companies created to challenge previous state monopolies. We hold Vodafone, a major United Kingdom mobile company that recently purchased Airtouch in the U.S. to make it the world's largest wireless communications company. We also own Esat Telecom Group, ADS, a leading fixed and mobile operator challenging a previous state monopoly in the Republic of Ireland.

In the media industry, we have invested in "indirect Internet plays", companies with an established core business not dependent on the Internet but which could benefit from continued growth in on-line commerce. Seat Pagine Gialle in Italy is pioneering an on-line yellow-pages service, which, for a fee paid by advertisers, automatically transports the inquirer to the advertiser's website. Another important trend in the media industry is the convergence of cable television, telecommunications and the Internet. In this area, we own United Pan-Europe Communications of the Netherlands, the largest cable company in Europe.

In the technology industry, our focus is companies using leading-edge technologies that can create high profit margins. We hold ST Microelectronics of France, a leader in the manufacture of high value-added semiconductors for use in automobiles and appliances, and Nokia, ADS, of Finland, the leading manufacturer of mobile telephones.

As of April 30, we continue to believe that valuations for international growth stocks are attractive in comparison to domestic issues and that Dreyfus Premier International Growth Fund provides an attractive vehicle for investors who want exposure to this market segment.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemption in the case of Class B and Class C shares.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital
  International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.

                                                                  The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------

Common Stocks--98.5%                                              Shares           Value ($)
--------------------------------------------------------------------------------------------
Argentina--2.9%
YPF Sociedad Anonima, ADS                                         58,000          2,435,863
Austria--1.8%
Austria Tabak                                                     16,900          1,037,934
VA Technologie                                                     5,200            495,565
                                                                                  1,533,499
Brazil--1.5%
Aracruz Celulose, ADS                                             38,000            760,000
Tele Sudeste Celular, ADS                                         16,480            470,710
                                                                                  1,230,710
Canada--3.1%
MetroNet Communications, Cl. B                                    24,800 a        1,376,400
Newbridge Networks                                                30,300 a        1,128,675
                                                                                  2,505,075
Finland--5.0%
Merita                                                           220,000          1,304,565
Nokia, ADS                                                        18,200          1,350,213
Tieto, Cl. B                                                      26,000          1,051,699
UPM-Kymmene                                                       15,000            454,109
                                                                                  4,160,586
France--10.4%
Accor                                                              4,500          1,188,880
Altran Technologies                                                7,800          1,858,370
Canal Plus                                                         3,800          1,059,069
Cap Gemini                                                         7,000          1,072,560
Elf Aquitaine                                                      8,900          1,385,359
STMicroelectronics                                                 9,500 a          991,872
Vivendi                                                            4,600          1,076,965
                                                                                  8,633,075
Germany--10.3%
Continental                                                       33,000            821,177
DaimlerChrysler, ADR                                              15,000          1,472,813
DePfa Deutsche Pfandbriefbank                                      9,900            828,166
Deutsche Lufthansa                                                37,000            858,027
Dresdner Bank                                                     25,000          1,080,078
Mannesmann                                                        12,150          1,603,058
Preussag                                                          19,450          1,025,661
Preussag(Rights)                                                  19,450 a           18,330

--------------------------------------------------------------------------------------------

Common Stocks (continued)                                         Shares           Value ($)
--------------------------------------------------------------------------------------------
Germany (continued)
Singulus Technologies                                              5,800 a          822,977
                                                                                  8,530,287
Hong Kong--.6%
China Telecom (Hong Kong), ADS                                    10,500 a          480,375

Ireland--2.4%
Elan, ADS                                                         15,500 a          798,250
Esat Telecom Group, ADS                                           24,000 a        1,173,000
                                                                                  1,971,250
Italy--7.5%
Alleanza Assicurazioni                                           104,000          1,246,952
Mondadori (Arnoldo) Editore                                       90,000          1,599,341
Seat Pagine Gialle                                               450,000            557,987
Seat Pagine Gialle-RNC                                           900,000            742,585
Telecom Italia                                                   154,000          1,633,152
Telecom Italia Mobile                                             75,000            452,521
                                                                                  6,232,538
Japan--13.9%
Japan Telecom                                                         50            707,824
Kao                                                               62,000          1,573,630
Kita Kyushu Coca-Cola Bottling                                    22,500          1,096,917
Konami                                                            35,500          1,248,952
NTT Mobile Communications Network                                     29          1,700,452
Ryohin Keikaku                                                     7,000          1,275,339
Shiseido                                                         109,000          1,716,535
Sony                                                               8,750            817,243
Takefuji                                                          16,000          1,326,855
                                                                                 11,463,747
Netherlands--6.9%
Benckiser, Cl. B                                                  23,500          1,298,953
ING Groep                                                         20,000          1,234,677
TNT Post Group                                                    32,000            864,062
United Pan-Europe Communications                                  12,200 a          632,364
VNU                                                               41,000          1,662,791
                                                                                  5,692,847
Portugal--2.0%
Brisa-Auto Estradas de Portugal                                   39,000          1,656,014

                                                                  The Fund  7

--------------------------------------------------------------------------------------------

Common Stocks (continued)                                         Shares           Value ($)
--------------------------------------------------------------------------------------------
Singapore--1.6%
Development Bank of Singapore                                    125,000          1,326,651

Spain--3.3%
Banco Santander Central Hispano                                   55,600          1,210,467
Superdiplo                                                        25,000 a          541,363
Telefonica                                                        20,000            939,244
Telefonica (Rights)                                               20,000 a           18,637
                                                                                  2,709,711
Sweden--6.5%
Electrolux, Cl. B                                                 45,000            915,015
Ericsson (LM) Tel, Cl. B, ADS                                     25,000            669,750
NetCom, Cl. B                                                     32,500 a        1,047,303
Skandia Forsakrings                                               64,000          1,240,472
Skandinaviska Enskilda Banken                                    113,000          1,478,055
                                                                                  5,350,595
Switzerland--1.2%
Swisscom                                                           2,600            955,381

Taiwan--.7%
Taiwan Semiconductor Manufacturing, ADS                           23,500 a          564,000

United Kingdom--15.5%
Allied Irish Banks                                                52,000            840,863
BP Amoco, ADS                                                      8,500            962,094
Compass Group                                                    117,000          1,199,172
Diageo                                                            83,280            961,432
Dixons Group                                                      62,000          1,323,789
Glaxo Wellcome, ADR                                               14,000            815,500
Ladbroke Group                                                   408,000          1,986,690
Pearson                                                           87,000          1,850,575
Securicor                                                         95,000            891,145
South African Breweries                                           96,150 a          803,694
Vodafone                                                          63,000          1,160,652
                                                                                 12,795,606
United States--1.4%
Global TeleSystems Group                                          17,400 a        1,150,575
Total Common Stocks
  (cost $73,297,421)                                                             81,378,385

--------------------------------------------------------------------------------------------

Preferred Stocks--1.3%                                             Shares          Value ($)
--------------------------------------------------------------------------------------------
Brazil;
Petroleo Brasileiro                                                 9,750         1,079,211
  (cost $1,039,846)
--------------------------------------------------------------------------------------------
                                                                Principal
Short-Term Investments--.6%                                    Amount ($)          Value ($)
--------------------------------------------------------------------------------------------
U.S. Treasury Bills;
5.08%, 7/22/99                                                    536,000           530,616
  (cost $530,713)
--------------------------------------------------------------------------------------------
Total Investments (cost $74,867,980)                               100.4%        82,988,212

Liabilities, Less Cash and Receivables                               (.4%)         (354,943)

Net Assets                                                         100.0%        82,633,269

a Non-income producing.
See notes to financial statements.

                                                                  The Fund  9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)


----------------------------------------------------------------------------------------------

                                                                           Cost          Value
----------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--
See Statement of Investments                                         74,867,980     82,988,212
Cash                                                                                    90,511
Dividends receivable                                                                   488,117
Receivable for investment securities sold                                            2,359,724
Prepaid expenses                                                                        32,850
                                                                                    85,959,414
----------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                           59,260
Due to Distributor                                                                      42,082
Payable for investment securities purchased                                          2,012,336
Payable for shares of Common Stock redeemed                                          1,140,999
Accrued expenses                                                                        71,468
                                                                                     3,326,145
----------------------------------------------------------------------------------------------
Net Assets ($):                                                                     82,633,269
----------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                     77,676,772
Accumulated undistributed investment income--net                                       347,667
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                                 (3,473,137)
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                                   8,081,967
----------------------------------------------------------------------------------------------
Net Assets                                                                          82,633,269

----------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                              Class A        Class B      Class C      Class R
----------------------------------------------------------------------------------------------
Net Assets ($)                             43,201,702     38,934,196      427,302       70,069
Shares Outstanding                          3,013,975      2,790,011       31,461        4,901
----------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                   14.33          13.95        13.58        14.30

See notes to financial statements.

STATEMENT OF OPERATIONS
Six months ended April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------

Investment Income ($)
-----------------------------------------------------------------------------------------
Income:
Cash dividends (net of $121,009 foreign taxes withheld at source)               1,042,439
Interest                                                                           57,439
Total Income                                                                    1,099,878
Expenses:
Management fee--Note 3(a)                                                         338,161
Distribution fees--Note 3(b)                                                      180,237
Shareholder servicing costs--Note 3(c)                                            171,468
Custodian fees                                                                     50,412
Professional fees                                                                  37,014
Registration fees                                                                  25,985
Directors' fees and expenses--Note 3(d)                                            11,997
Miscellaneous                                                                       1,147
Total Expenses                                                                    816,421
Investment Income--Net                                                            283,457
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments and
  foreign currency transactions                                                 2,795,399
Net realized gain (loss) on forward currency
  exchange contracts                                                              140,007
Net Realized Gain (Loss)                                                        2,935,406
Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                                 3,498,444
Net Realized and Unrealized Gain (Loss) on Investments                          6,433,850
Net Increase in Net Assets Resulting From Operations                            6,717,307

See notes to financial statements.

                                                                  The Fund  11

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------
                                                     Six Months Ended
                                                       April 30, 1999             Year Ended
                                                           (Unaudited)      October 31, 1998
--------------------------------------------------------------------------------------------
Operations ($):
Investment Income--net                                        283,457                176,999
Net realized gain (loss) on investments                     2,935,406             (5,024,444)
Net unrealized appreciation (depreciation)
  on investments                                            3,498,444              2,812,814
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                 6,717,307             (2,034,631)
--------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                (62,191)                    --
Class R shares                                                   (300)                    --
Net realized gain on investments:
Class A shares                                                     --             (8,881,717)
Class B shares                                                     --            (10,185,321)
Class C shares                                                     --                (35,735)
Class R shares                                                     --                (12,932)
Total Dividends                                               (62,491)           (19,115,705)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                             16,864,922             53,917,170
Class B shares                                              3,812,132              5,524,765
Class C shares                                              1,845,601                296,792
Class R shares                                                 31,914                 47,105

--------------------------------------------------------------------------------------------
                                                     Six Months Ended
                                                       April 30, 1999             Year Ended
                                                           (Unaudited)      October 31, 1998
--------------------------------------------------------------------------------------------
Capital Stock Transactions (continued) ($):
Dividends reinvested:
Class A shares                                                 58,864          8,559,934
Class B shares                                                     --          9,726,754
Class C shares                                                     --             29,819
Class R shares                                                    295             12,932
Cost of shares redeemed:
Class A shares                                            (18,561,455)       (71,212,104)
Class B shares                                            (20,149,160)       (17,753,575)
Class C shares                                             (1,866,390)          (148,177)
Class R shares                                                (11,321)           (79,530)
Increase (Decrease) in Net Assets
  from Capital Stock Transactions                         (17,974,598)       (11,078,115)
Total Increase (Decrease) in Net Assets                   (11,319,782)       (32,228,451)
----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                        93,953,051        126,181,502
End of Period                                              82,633,269         93,953,051
Undistributed investment income--net                          347,667            126,701

See notes to financial statements.
                                                                  The Fund  13

--------------------------------------------------------------------------------------------
                                                     Six Months Ended
                                                       April 30, 1999             Year Ended
                                                           (Unaudited)      October 31, 1998
--------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                 1,216,235             3,605,498
Shares issued for dividends reinvested                          4,348               607,518
Shares redeemed                                            (1,330,771)           (4,676,922)
Net Increase (Decrease) in Shares Outstanding                (110,188)             (463,906)
-------------------------------------------------------------------------------------------
Class B
Shares sold                                                   281,006               377,290
Shares issued for dividends reinvested                             --               702,800
Shares redeemed                                            (1,480,032)           (1,208,591)
Net Increase (Decrease) in Shares Outstanding              (1,199,026)             (128,501)
-------------------------------------------------------------------------------------------
Class C
Shares sold                                                   141,297                20,307
Shares issued for dividends reinvested                             --                 2,212
Shares redeemed                                              (141,238)               (9,478)
Net Increase (Decrease) in Shares Outstanding                      59                13,041
--------------------------------------------------------------------------------------------
Class R
Shares sold                                                     2,280                 3,028
Shares issued for dividends reinvested                             22                   919
Shares redeemed                                                  (814)               (5,407)
Net Increase (Decrease) in Shares Outstanding                   1,488                (1,460)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                                   April 30,
                                       1999               Year Ended October 31,
                                              --------------------------------------------
Class A Shares                   (Unaudited)    1998     1997      1996     1995     1994
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                           13.33    16.45    16.59     16.10    15.78    15.58
Investment Operations:
Investment income--net                  .08      .26      .00 a     .14      .24      .15
Net realized and unrealized
  gain (loss) on investments            .94     (.86)    2.24      1.44     .47      .71
Total from Investment Operations       1.02     (.60)    2.24      1.58      .71      .86
Distributions:
Dividends from investment
  income--net                          (.02)      --     (.17)     (.25)    (.15)    (.08)
Dividends from net realized
  gain on investments                    --    (2.52)   (2.21)     (.84)    (.24)    (.58)
Total Distributions                    (.02)   (2.52)   (2.38)    (1.09)    (.39)    (.66)
Net asset value, end of period        14.33    13.33    16.45     16.59    16.10    15.78
------------------------------------------------------------------------------------------
Total Return (%) b                     7.67 c  (4.50)   15.00     10.21     4.72     5.62
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                    .70 c   1.27     1.30      1.31     1.31     1.38
Ratio of interest expense to
  average net assets                     --      .08       --        --      .01      .01
Ratio of net investment income
  to average net assets                 .55 c    .55      .00 d     .76     1.38      .95
Portfolio Turnover Rate              139.34 c 193.76   161.62    176.17   229.90   156.98
------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ X 1,000)                        43,202   41,637   59,030    66,907   68,584   79,017

a Amount represents less than $.01 per share.
b Exclusive of sales load.
c Not annualized.
d Amount represents less than .01%.
See notes to financial statements.

                                                                  The Fund  15

------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                                   April 30,
                                       1999               Year Ended October 31,
                                              --------------------------------------------
Class B Shares                   (Unaudited)    1998     1997      1996     1995     1994
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                           13.00    16.22    16.37     15.90    15.59    15.49
Investment Operations:
Investment income--net                  .01     (.03)a   (.14)      .00 b    .10      .06
Net realized and unrealized
  gain (loss) on investments            .94     (.67)    2.24      1.44      .49      .67
Total from Investment Operations        .95     (.70)    2.10      1.44      .59      .73
Distributions:
Dividends from investment
  income--net                            --       --     (.04)     (.13)    (.04)    (.05)
Dividends from net realized gain
  on investments                         --    (2.52)   (2.21)     (.84)    (.24)    (.58)
Total Distributions                      --    (2.52)   (2.25)     (.97)    (.28)    (.63)
Net asset value, end of period        13.95    13.00    16.22     16.37    15.90    15.59
------------------------------------------------------------------------------------------
Total Return (%) c                     7.22 d  (5.22)   14.14      9.36     3.96     4.82
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                   1.07 d   2.04     2.05      2.06     2.06     2.15
Ratio of interest expense to
  average net assets                     --      .08       --        --      .01       --
Ratio of net investment income
  to average net assets                 .11 d   (.20)    (.76)      .01      .62      .23
Portfolio Turnover Rate              139.34 d 193.76   161.62    176.17   229.90   156.98
------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ X 1,000)                        38,934   51,873   66,781    71,983   72,215   76,897

a Based on average shares outstanding at each month end.
b Amounts represents less than $.01 per share.
c Exclusive of sales load.
d Not annualized.
See notes to financial statements.

------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended
                                              April 30,
                                                  1999          Year Ended October 31,
                                                          ---------------------------------
Class C Shares                              (Unaudited)    1998     1997     1996    1995 a
-------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             12.66    15.87    16.20    15.90    15.85
Investment Operations:
Investment income--net                             .02     (.03)b   (.12)b    .28     (.01)
Net realized and unrealized gain (loss)
  on investments                                   .90     (.66)    2.18     1.14      .06
Total from Investment Operations                   .92     (.69)    2.06     1.42      .05
Distributions:
Dividends from investment income--net               --       --     (.18)    (.28)      --
Dividends from net realized gain
  on investments                                    --    (2.52)   (2.21)    (.84)      --
Total Distributions                                 --    (2.52)   (2.39)   (1.12)      --
Net asset value, end of period                   13.58    12.66    15.87    16.20    15.90
-------------------------------------------------------------------------------------------
Total Return (%) c                                7.27d   (5.34)   14.17     9.36      .32d
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average
  net assets                                      1.08d    2.04     2.10     1.90      .35d
Ratio of interest expense to average
  net assets                                        --      .08      .01       --       --
Ratio of net investment income
  to average net assets                            .15d    (.19)    (.73)    (.19)    (.09)d
Portfolio Turnover Rate                         139.34d  193.76   161.62   176.17   229.90
-------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)              427      397      291       53        1

a From September 5, 1995 (commencement of initial offering) to October 31, 1995. b Based on average shares outstanding at each month end.
c Exclusive of sales load.
d Not annualized.
See notes to financial statements.

                                                                  The Fund 17

------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended
                                              April 30,
                                                  1999          Year Ended October 31,
                                                          ---------------------------------
Class R Shares                              (Unaudited)    1998     1997     1996    1995 a
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             13.32    16.43    16.59    16.11    16.04
Investment Operations:
Investment income--net                             .09      .33      .17      .26      .01
Net realized and unrealized gain (loss)
  on investments                                   .95     (.92)    2.10     1.35      .06
Total from Investment Operations                  1.04     (.59)    2.27     1.61      .07
Distributions:
Dividends from investment income--net             (.06)      --     (.22)    (.29)      --
Dividends from net realized gain
  on investments                                    --    (2.52)   (2.21)    (.84)      --
Total Distributions                               (.06)   (2.52)   (2.43)   (1.13)      --
Net asset value, end of period                   14.30    13.32    16.43    16.59    16.11
-------------------------------------------------------------------------------------------
Total Return (%)                                  7.84b   (4.44)   15.21    10.45      .44b
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average
  net assets                                       .63b    1.08     1.09      .87      .18b
Ratio of interest expense to average
  net assets                                        --      .08      .01       --       --
Ratio of net investment income
  to average net assets                            .62b     .70      .21      .94      .08b
Portfolio Turnover Rate                         139.34b  193.76   161.62   176.17   229.90
-------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)               70       45       80        4        1

a From September 5, 1995 (commencement of initial offering) to October 31, 1995. b Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "Fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering four series including the Fund. The Fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last

                                                                  The Fund  19
sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $4,799,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rate in effect from time to time. During the period ended April 30, 1999, there were no outstanding borrowings.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $16,102 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

                                                                  The Fund  21

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $178,454 and $1,783, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $52,559, $59,485 and $594, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $34,081 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1999, amounted to $123,853,400 and $143,359,288, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30,1999, there were no open forward currency exchange contracts.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments was $8,120,232, consisting of $11,192,437 gross unrealized appreciation and $3,072,205 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Fund  23

NOTES

                                                                  The Fund  25

             For More Information

                     Dreyfus Premier International
                     Growth Fund

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  092/633SA994




Dreyfus Premier
Greater China
Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
   8  Statement of Assets and Liabilities
   9  Statement of Operations
  10  Statement of Changes in Net Assets
  12  Financial Highlights
  16  Notes to Financial Statements
      FOR MORE INFORMATION
--------------------------
      Back Cover

   Dreyfus Premier               The Fund
Greater China Fund

LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Greater China Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Mandy Tong.

Many regional economies showed marked improvement after many of the world's central banks lowered key short-term interest rates to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan, Asia and Latin America began to recover over the past six months, showing their first signs of real strength in over a year. European markets, on the other hand, provided disparate performance. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, declined.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Greater China Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Mandy Tong, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform during the period?

For the six-month period ended April 30, 1999, the Fund produced a total return of 2.41% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares and 2.60% for Class R shares.1 Because the concept of investing in the Greater China region is relatively new, there is no commonly accepted benchmark index. However, over the period, the performance of the individual Greater China markets was mixed. In the People's Republic of China, the Shanghai B Index fell 19.02%,2 while the Taiwan Weighted Index rose 2.86%.3 In Hong Kong, the Hang Seng Index rose 31.30%.4

We attribute the Fund's performance to our cautious investment approach during last year's Asian financial crisis. We maintained a relatively high level of cash during the period. This strategy served us well during periods of sharp decline. However, we did not participate fully when selected markets, particularly the market for large international companies in Hong Kong, recently advanced strongly.

What is the Fund's investment approach?

The Fund seeks long-term capital appreciation by investing in the Greater China region: Hong Kong, China and Taiwan. The Fund's investment approach is based on fundamental research of individual companies as well as a country's overall economic health.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high-quality management, strong and consistent free cash flow, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries and have strong brand recognition.

We also look at the respective strengths of individual markets. In Hong Kong, which is primarily a service-based economy, we have focused on financial

                                                                The Fund     3
service companies, property owners and managers, and conglomerates. Taiwan retains technological leadership and has a strong reputation for product reliability. In China, our investment focus has been on industry leaders and companies that will benefit from China's ongoing transition to a market-based economy, including such areas as home ownership.

What other factors influenced the Fund's performance?

Over the six-month reporting period, the Asian markets appear to have found a bottom, and most Asian economies appear to be on their way to recovery. However, the pace of economic growth in Greater China differs significantly among individual markets and industries. The strength of the region as a whole remains susceptible to external factors, such as continued growth in the United States and Japan, as well as to fluctuations in currency exchange rates.

The larger, better known regional companies have been the main beneficiaries as foreign investors have returned to the region. The Fund has done well with holdings such as HSBC Holdings, a global banking company with a dominant presence in Hong Kong, a strong presence throughout Asia and with significant operations in both Europe and North America. Electronic and technology holdings in Taiwan also boosted fund performance, with Taiwan Semiconductor Manufacturing, Asustek Computer and Advanced Semiconductor Engineering up approximately 64%, 37% and 53% respectively.

What is the Fund's current strategy?

As of April 30, 56.9% of the portfolio's assets were invested in Hong Kong, where the economy appears to have bottomed, public confidence seems to have improved, interest rates have declined and property prices have risen. Banks, property companies and conglomerates have been our preferred sectors. However, now that interest rates have declined, we have begun switching to cyclicals.

6.6% of assets were invested in China, with a focus on industry leaders, companies positioned to prosper in international trade, as well as companies positioned to take advantage of the increasing affluence among urban populations and the emerging population of home owners. Such companies include Guangdong Kelon Electric, a leading refrigerator manufacturer, and food distributor Ng Fung Hong, the dominant supplier of basic goods from China to Hong Kong. 25.3% of the portfolio's assets were invested in Taiwan, where emphasis remained on stocks that we believe will benefit from broad economic improvement, including companies such as China Steel, Far Eastern Textile and Formosa Chemicals & Fibre.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower.
2 SOURCE: BLOOMBERG L.P. -- The Shanghai B-Share Stock Price Index is a capitalization-weighted index. The index tracks the daily price performance of all shares listed on the Shanghai Stock Exchange that are available for investment by foreign investors. The index is priced in US$.
3 SOURCE: BLOOMBERG L.P. -- The TWSE Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange.
4 SOURCE: BLOOMBERG L.P. -- The Hang Seng Index is a capitalization-weighted index approximately 70 percent of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into 4 subindexes: Commerce, Finance, Utilities, and Properities..

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------
Common Stocks--88.8%                               Shares            Value ($)
------------------------------------------------------------------------------
China--6.6%
Guangdong Kelon Electric                           70,000               63,219
Shanghai Zhenhua Port Machinery                   123,000               27,552
Zhejiang Expressway                               352,000               58,585
                                                                       149,356
Hong Kong--56.9%
Beijing Enterprises Holdings                       12,000               19,817
CLP Holdings                                        6,000               32,203
Cheung Kong                                        10,000               90,958
Cheung Kong Infrastructure                         27,000               56,433
China Merchants Holdings International             28,000               19,688
China Pharmaceutical Enterprise & Investment      168,000               30,129
China Resources Enterprise                         32,000               53,878
China Telecom                                      18,000 a             41,105
Citic Pacific                                       9,000               24,385
Dah Sing Financial Group                            6,000               18,927
Dao Heng Bank Group                                 4,500               18,288
Esprit Holdings                                    44,000               26,113
FPB Bank Holding Company                           57,000               13,752
Giordano International                             74,000               34,371
Globe Tech                                         62,000 a             14,319
HKR International                                  26,000               19,288
HSBC Holdings                                       1,600               59,452
Hang Lung Development                              18,000               23,223
Hang Seng Bank                                      4,000               47,350
Hengan International                              160,000 a             53,672
Hong Kong and China Gas                            31,000               43,596
Hong Kong Telecommunications                        7,600               20,444
Hutchison Whampoa                                  10,000               89,668
Hysan Development                                   5,000                7,709
Johnson Electric Holdings                          11,000               32,855
Legend Holdings                                    62,000               31,997
Midland Realty Holdings                            94,000               19,283
Moulin International Holding                      346,000               40,623
New World Development                               3,000                7,432
Ng Fung Hong                                       60,000               58,059
Shanghai Industrial Holdings                       20,000               44,383
Sun Hung Kai Properties                            11,000               96,506

6

------------------------------------------------------------------------------
Common Stocks (continued)                          Shares            Value ($)
------------------------------------------------------------------------------
Hong Kong (continued)
Swire Pacific                                      11,000               61,736
Vitasoy International Holdings                     84,500               30,525
                                                                     1,282,167
Taiwan--25.3%
Advanced Semiconductor Engineering                 21,000 a             52,339
Asustek Computer                                    5,504 a             57,565
Bank Sinopac                                       12,000 a              8,440
CTCI                                               23,000 a             29,119
Cathay Life Insurance                              11,000               39,358
China Steel                                        51,000               40,550
Chinatrust Commercial Bank                          8,000 a              6,997
Compal Electronics                                 18,022 a             62,278
Far Eastern Textile                                21,000               28,193
Formosa Chemicals & Fibre                          22,000 a             26,104
Fortune Electric                                   23,000 a             31,089
Nan Ya Plastic                                     30,000 a             47,706
Nien Hsing Textile                                 15,000 a             29,587
Pacific Electrical Wire & Cable                    36,000 a             24,881
Taiwan Semiconductor Manufacturing                 25,800 a             87,184
                                                                       571,390
Total Common Stocks
(cost $1,781,607)                                                    2,002,913
------------------------------------------------------------------------------
Total Investments (cost $1,781,607)                 88.8%            2,002,913
Cash and Receivables (Net)                          11.2%              253,150
Net Assets                                         100.0%            2,256,063

a Non-income producing.
See notes to financial statements.

                                                                The Fund     7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------
                                                            Cost         Value
------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments  1,781,607  2,002,913
Cash                                                                  106,177
Cash denominated in foreign currencies                      74,902     74,777
Receivable for investment securities sold                               9,439
Dividends receivable                                                    2,651
Prepaid expenses                                                      109,213
Due from The Dreyfus Corporation                                       15,903
                                                                    2,321,073
------------------------------------------------------------------------------
Liabilities ($):
Due to Distributor                                                        722
Payable for investment securities purchased                            45,182
Accrued expenses                                                       19,106
                                                                       65,010
------------------------------------------------------------------------------
Net Assets ($)                                                      2,256,063
------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     2,177,506
Accumulated distributions in excess of investment income               (3,905)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                      (138,801)
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    221,263
------------------------------------------------------------------------------
Net Assets ($)                                                      2,256,063


------------------------------------------------------------------------------
Net Asset Value Per Share
                                Class A      Class B      Class C      Class R
------------------------------------------------------------------------------
Net Assets ($)                  1,493,757    231,837      320,623      290,846
Shares Outstanding                115,301     17,964       24,879       16,176
------------------------------------------------------------------------------
Net Asset Value Per Share ($)       12.96      12.91        12.89        12.97

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

------------------------------------------------------------------------------
Investment Income ($)
------------------------------------------------------------------------------
Income:
Interest                                                               12,396
Cash dividends                                                          8,218
Total Income                                                           20,614
Expenses:
Investment advisory fee--Note 3(a)                                     12,706
Registration fees                                                      50,301
Custodian fees                                                         23,175
Organization expenses                                                   5,410
Prospectus and shareholders' reports                                    4,714
Auditing fees                                                           2,500
Shareholder servicing costs--Note 3(c)                                  2,369
Distribution fees--Note 3(b)                                            1,832
Directors' fees and expenses--Note 3(d)                                   492
Legal fees                                                                487
Miscellaneous                                                             956
Total Expenses                                                        104,942
Less--expense reimbursement from Dreyfus due to
  undertaking--Note 3(a)                                              (80,477)
Net Expenses                                                           24,465
Investment (Loss)                                                      (3,851)
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments and foreign currency
  transactions                                                       (112,607)
Net realized gain (loss) on forward currency exchange contracts            10
Net Realized Gain (Loss)                                             (112,597)
Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                       169,500
Net Realized and Unrealized Gain (Loss) on Investments                 56,903
Net Increase in Net Assets Resulting from Operations                   53,052

See notes to financial statements.

                                                                The Fund     9

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------
                                    Six Months Ended
                                      April 30, 1999               Year Ended
                                          (Unaudited)        October 31, 1998*
------------------------------------------------------------------------------
Operations ($):
Investment income (loss)--net                     (3,851)              19,322
Net realized gain (loss) on investments         (112,597)             (26,204)
Net unrealized appreciation (depreciation)
  on investments                                 169,500               51,763
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       53,052               44,881
------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                   (13,561)                  --
Class B shares                                    (1,375)                  --
Class C shares                                    (2,296)                  --
Class R shares                                    (2,144)                  --
Total Dividends                                  (19,376)                  --
------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                    17,811            1,413,371
Class B shares                                        --              222,500
Class C shares                                   110,185              200,000
Class R shares                                        --              200,000
Dividends reinvested:
Class A shares                                                         13,561
Class B shares                                                          1,375
Class C shares                                                          2,296
Class R shares                                                          2,144
Cost of shares redeemed:
Class A shares                                    (3,048)              (2,689)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                     144,324            2,033,182
  Total Increase (Decrease) in Net Assets        178,000            2,078,063
------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                            2,078,063                   --
End of Period                                  2,256,063            2,078,063
Undistributed investment income (Distribution
  in excess of investment income)--net            (3,905)              19,322

* From May 12, 1998 (commencement of operations) to Octover 31, 1998. See notes to financial statements.

------------------------------------------------------------------------------
                                    Six Months Ended
                                      April 30, 1999               Year Ended
                                          (Unaudited)        October 31, 1998*
------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                        1,583              113,093
Shares issued for dividends reinvested             1,112                   --
Shares redeemed                                     (257)                (230)
Net Increase (Decrease) in Shares Outstanding      2,438              112,863
------------------------------------------------------------------------------
Class B
Shares sold                                           --               17,851
Shares issued for dividends reinvested               113                   --
Net Increase (Decrease) in Shares Outstanding        113               17,851
------------------------------------------------------------------------------
Class C
Shares sold                                        8,690               16,000
Shares issued for dividends reinvested               189                   --
Net Increase (Decrease) in Shares Outstanding      8,879               16,000
------------------------------------------------------------------------------
Class R
Shares sold                                           --               16,000
Shares issued for dividends reinvested               176                   --
Net Increase (Decrease) in Shares Outstanding        176               16,000

*From May 12, 1998 (commencement of operations) to October 31, 1998. See notes to financial statements.

                                                                The Fund    11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

----------------------------------------------------------------------------------
                                        Six Months Ended
                                          April 30, 1999           Year Ended
Class A Shares                                (Unaudited)    October 31, 1998a
----------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period               12.78                12.50
Investment Operations:
Investment income--net                              (.01)                 .13
Net realized and unrealized gain (loss)
  on investments                                     .31                  .15
Total from Investment Operations                     .30                  .28
Distributions:
Dividends from investment income--net               (.12)                  --
Net asset value, end of period                     12.96                12.78
----------------------------------------------------------------------------------
Total Return (%)b,c                                 2.41                 2.24
----------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsb            1.11                 1.08
Ratio of net investment income to
  average net assetsb                               (.10)                1.04
Decrease reflected in above expense
  ratio due to undertakings by Dreyfusb             3.93                 2.75
Portfolio Turnover Rateb                           31.29                10.65
----------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)              1,494                1,442

a From May 12, 1998 (commencement of operations) to October 31, 1998. b Not annualized.
c  Exclusive of sales load.
See notes to financial statements.

------------------------------------------------------------------------------------
                                               Six Months Ended
                                                 April 30, 1999        Year Ended
Class B Shares                                       (Unaudited)  October 31, 1998a
------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                      12.73              12.50
Investment Operations:
Investment income--net                                     (.06)               .08
Net realized and unrealized gain (loss) on investments      .32                .15
Total from Investment Operations                            .26                .23
Distributions:
Dividends from investment income--net                      (.08)                --
Net asset value, end of period                            12.91              12.73
------------------------------------------------------------------------------------
Total Return (%)b,c                                        2.06               1.84
------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsb                   1.49               1.44
Ratio of net investment income to average net assetsb      (.48)               .69
Decrease reflected in above expense ratio due to
  undertakings by Dreyfusb                                 3.93               2.75
Portfolio Turnover Rateb                                  31.29              10.65
------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                       232                227

a From May 12, 1998 (commencement of operations) to October 31, 1998. b Not annualized.
c  Exclusive of sales load.
See notes to financial statements.

                                                                The Fund    13

----------------------------------------------------------------------------------
                                               Six Months Ended
                                                 April 30, 1999        Year Ended
Class C Shares                                       (Unaudited) October 31, 1998a
----------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                      12.73              12.50
Investment Operations:
Investment income--net                                     (.08)               .08
Net realized and unrealized gain (loss) on investments      .34                .15
Total from Investment Operations                            .26                .23
Distributions:
Dividends from investment income--net                      (.10)                --
Net asset value, end of period                            12.89              12.73
------------------------------------------------------------------------------------
Total Return (%)b,c                                        2.06               1.84
------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsb                   1.49               1.43
Ratio of net investment income to average net assetsb      (.51)               .68
Decrease reflected in above expense ratio due to
  undertakings by Dreyfusb                                 3.93               2.75
Portfolio Turnover Rateb                                  31.29              10.65
------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                       321                204

a From May 12, 1998 (commencement of operations) to October 31, 1998. b Not annualized.
c  Exclusive of sales load.
See notes to financial statements.

-----------------------------------------------------------------------------------
                                               Six Months Ended
                                                 April 30, 1999         Year Ended
Class R Shares                                       (Unaudited)  October 31, 1998a
-----------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                     12.79               12.50
Investment Operations:
Investment income--net                                      --                 .14
Net realized and unrealized gain (loss) on investments     .31                 .15
Total from Investment Operations                           .31                 .29
Distributions:
Dividends from investment income--net                     (.13)                 --
Net asset value, end of period                           12.97               12.79
------------------------------------------------------------------------------------
Total Return (%)b                                         2.60                2.32
------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsb                   .99                 .96
Ratio of net investment income to average net assetsb      .02                1.16
Decrease reflected in above expense ratio due to
  undertakings by Dreyfusb                                3.93                2.75
Portfolio Turnover Rateb                                 31.29               10.65
------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                      210                 205

a From May 12, 1998 (commencement of operations) to October 31, 1998. b Not annualized.
See notes to financial statements.

                                                                The Fund    15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "Fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the Fund. The Fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the Fund's sub-investment adviser. Hamon is an affiliate of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

Class A .....................113,103  Class C ........................  16,126
Class B ......................16,101  Class R ........................  16,176

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
                                                                The Fund    17

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $379 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $23,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1998 through October 31, 1999 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, services plan fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $80,477 during the period ended April 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $793 and $1,039, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service

                                                                The Fund    19

Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $1,692, $265 and $346, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $56 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1999, amounted to $1,454,835 and $447,857, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 1999, there were no open forward currency exchange contracts.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments was $221,306, consisting of $288,970 gross unrealized appreciation and $67,664 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                The Fund    21

For More Information

Dreyfus Premier
Greater China Fund
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Hamon U.S. Investment-Advisors Ltd.
2903-5 Alexandra House
16-20 Chater Road
Hong Kong

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation      130/170SA994





Dreyfus
Premier European
Equity Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

          CONTENTS

          The Fund
        ---------------------------------------

          2 Letter from the President

          3 Discussion of Fund Performance

          6 Statement of Investments

          9 Statement of Assets and Liabilities

         10 Statement of Operations

         11 Statement of Changes in Net Assets

         13 Financial Highlights

         14 Notes to Financial Statements

            For More Information
            --------------------

            Back Cover

                                                            The Fund
                                             Dreyfus Premier
                                        European Equity Fund


Letter From The President

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier European Equity Fund, covering the period beginning at its December 10, 1998 inception and ended April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's Sub-Investment Adviser, Newton Capital Management Limited.

Many regional economies showed marked improvement after many of the world's central banks lowered key short-term interest rates to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. European markets, on the other hand, provided disparate performance. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, declined. Latin America provided lackluster results amid continued concerns about Brazil.

We appreciate your confidence and we look forward to your continued participation in Dreyfus Premier European Equity Fund.

Sincerely,
/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE


Newton Capital Management Limited, Sub-Investment Adviser

How did Dreyfus Premier European Equity Fund perform during the period?

The Fund produced a total return of 11.36% for Class A shares, 11.04% for Class B shares, 11.04% for Class C shares and 11.44% for Class R shares for the period beginning at its December 10, 1998 inception and ended April 30, 1999. 1

We attribute the Fund's positive performance to decisions made on sector allocation as well as individual security selection. Over the period, we emphasized investment in the telecommunications and consumer services sectors, both of which produced above-average performance.

What is the Fund's investment approach?

At a strategic level, we begin by identifying broad social, political and economic themes that are driving change. Current examples include the telecommunications revolution, and the unification and economic integration of Europe. We use these themes to guide us in determining how we concentrate our investment in specific market sectors. Inside those sectors, we choose individual securities from a starting universe of Europe's 300 largest companies. Taking a broad view, we compare a company's valuation to that of similar stocks in its home market, to companies in other European markets and to its international competitors. In this strategic approach, we are not constrained by either the classic growth or value styles -- we buy growth at a price we determine to be appropriate, based on our local, international and global analysis. We typically sell securities when themes or strategies change, when an individual company's prospects have changed or when we believe a company's stock is fully valued by the market.

A current example of such an investment theme is the telecommunications revolution. Rapid technological change, deregulation and removal of restriction of foreign ownership are fueling a significant increase in

                                                                      The Fund 3
demand for both telecommunications services and telecommunications equipment. We believe this increase in demand presents the opportunity for greater-than-average revenue and profit growth for companies in this sector, and this is a market sector we have emphasized. We have purchased stocks of what we believe to be attractively valued service providers, such as Telecom Italia (Italy) and Vodafone group (United Kingdom), and equipment manufacturers, including Mannesmann (Germany) and Telefonaktiebolaget LM Ericsson (Sweden).

What other factors influenced the Fund's performance?

We were cautiously positioned during the period, against an economic and financial background of relatively sluggish growth and low inflation, but optimistic for corporate earnings. Reflecting our view that consumer goods and services would remain the bedrock of European growth, we were generally overweighted in the retail, telecommunications, services and building materials sectors. We were neutral in pharmaceuticals, and underweighted in financials, oils, industrials, utilities, autos and food & drink.


Naturally, we adjust positions over time in response to changes in current trends as well as in anticipation of future trends. While we have kept an emphasis in the telecommunications and services sectors, we have sold some of our holdings as prices rose. We've also continued to de-emphasize investment in the financial and industrial sectors, yet we increased our exposure as European economies stabilized and found value in specific cyclical stocks.

What is the Fund's current strategy?

Uncertainties regarding the rate of European economic growth, reflected in a relatively weak debut for the euro, are offset by the pace of corporate change and the investment opportunities that arise as a result. On this basis the argument for investment in European companies remains compelling.

In the retail sector, a generally underdeveloped and fragmented market matched against consumers increasingly integrated in demand and positive in outlook has produced growth in market share and earnings for consumer retailers with strong marketing formats. In the services sector, pressure on corporations to rationalize as they compete more directly in global markets is leading European companies to outsourcing. An increased demand for outsourced services such as security, cleaning and parking has led to increased market share and earnings growth for leading providers. Our outsourcing service investments included Rentokil Initial (United Kingdom), and Apcoa Parking (Germany).

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.




                                                                      The Fund 5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks--96.3%                                   Shares         Value ($)
--------------------------------------------------------------------------------
France--20.4%
Axa                                                       480           62,111
Equant                                                    660 a         60,033
Lafarge                                                   590           57,477
Rexel                                                     540           44,886
Rhone-Poulenc                                           1,250           59,563
Societe Generale, Cl. A                                   405           72,648
Total, Cl. B                                              700           96,064
Usinor                                                  4,200           65,110
Vivendi                                                   240           56,190
                                                                       574,082

Germany--13.0%
Apcoa Parking                                             590           44,357
Bayerische Motoren Werke                                  100           71,794
Hoechst                                                 1,300           61,739
Linde                                                     130           80,529
Mannesmann                                                520           68,608
Zapf Creation                                           1,900 a         40,641
                                                                       367,668

Italy--4.9%
Telecom Italia                                          9,100           96,505
Unicem                                                  3,720           40,573
                                                                       137,078
Netherlands--6.0%
Fortis                                                  1,400           49,959
ING Groep                                                 920           56,795
KSI International                                       6,590 a         41,868
TNT Post                                                  800           21,602
                                                                       170,224

Portugal--.8%
Ibersol                                                   270           21,554

Spain--5.3%
Argentaria                                              2,080           49,028
Funespana                                               2,130 a         38,568
Telefonica                                              1,275           59,877
Telefonica (Rights)                                     1,275 a          1,188
                                                                       148,661
6

--------------------------------------------------------------------------------
Common Stocks--(continued)                             Shares         Value ($)
--------------------------------------------------------------------------------
Sweden--7.3%
Skandia Forsakrings                                     3,470           67,257
Telefonaktiebolaget LM Ericsson                         2,680           70,588
Volvo, Cl. B                                            2,600           68,789
                                                                       206,634
Switzerland--2.7%
UBS                                                       220           74,776

United Kingdom--35.9%
Barclays                                                1,770           56,218
Berkeley                                                3,700           44,114
Billiton                                               16,800           57,036
Bodycote International                                  4,300           66,765
CGU                                                     2,650           41,850
Glaxo Wellcome                                          2,300           68,019
Granada                                                 3,100           66,239
Great Universal Stores                                  4,700           53,957
National Westminster Bank                               2,840           68,406
Northern Rock                                           4,600           43,668
Prudential                                              3,550           50,637
Reed International                                      6,200           56,413
Rentokil Initial                                        9,700           57,084
Reuters                                                 3,700           50,127
Shell Transport & Trading                              12,200           91,377
Stagecoach Holdings                                    14,600           49,273
Standard Chartered                                      1,900           34,362
Vodafone Group                                          3,100           57,112
                                                                     1,012,657
Total Common Stocks
  (cost $2,486,832)                                                  2,713,334
--------------------------------------------------------------------------------
Preferred Stocks--4.7%                                 Shares          Value ($)
--------------------------------------------------------------------------------
Germany--3.5%

Fielmann                                                1,140           44,664
Fresenius                                                 310           54,163
                                                                        98,827
Portugal--1.2%

Lusomundo                                               3,360 a         33,800

                                                                      The Fund 7

--------------------------------------------------------------------------------
Preferred Stocks (continued)                           Shares          Value (4)
--------------------------------------------------------------------------------

Total Preferred Stocks
  (cost $158,248)                                                      132,627
--------------------------------------------------------------------------------
Total Investments (cost $2,645,080)                     101.0%       2,845,961

Liabilities, Less Cash and Receivables                   (1.0%)        (28,644)

Net Assets                                              100.0%       2,817,317


a Non-income producing.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------
                                                                     Cost           Value
------------------------------------------------------------------------------------------
Assets ($):

Investments in securities--See Statement of Investments         2,645,080       2,845,961
Cash denominated in foreign currencies                                 23              23
Receivable for investment securities sold                                         112,808
Prepaid expenses                                                                   29,847
Dividends receivable                                                               13,585
Due from The Dreyfus Corporation                                                      882
                                                                                3,003,106
------------------------------------------------------------------------------------------
Liabilities ($):
Due to Distributor                                                                  1,130
Cash overdraft due to Custodian                                                   102,330
Payable for investment securities purchased                                        18,042
Accrued expenses and other liabilities                                             64,287
                                                                                  185,789
------------------------------------------------------------------------------------------
Net Assets ($)                                                                  2,817,317
------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                 2,534,659
Accumulated investment (loss)                                                      (3,641)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                                    85,589
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                                200,710
------------------------------------------------------------------------------------------
Net Assets ($)                                                                  2,817,317

--------------------------------------------------------------------------------
Net Asset Value Per Share
                            Class A       Class B        Class C        Class R
--------------------------------------------------------------------------------
Net Assets ($)               1,140,811     555,193        556,197       565,116
Shares Outstanding              81,954      40,000         40,072        40,557
--------------------------------------------------------------------------------
Net Asset Value Per Share ($)    13.92       13.88          13.88         13.93

See notes to financial statements.
                                                                      The Fund 9

STATEMENT OF OPERATIONS

from December 10, 1998 (commencement of operations) to April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income:
Cash dividends (net of $2,600 foreign taxes withheld at source)          19,413
Interest                                                                  2,838
Total Income                                                             22,251
Expenses:
Investment advisory fee--Note 3(a)                                        9,331
Registration fees                                                        24,857
Auditing fees                                                            10,909
Custodian fees                                                            7,395
Distribution fees--Note 3(b)                                              3,086
Shareholder servicing costs--Note 3()                                     2,195
Prospectus and shareholders' reports                                      1,971
Legal fees                                                                  811
Director's fees and expenses--Note 3d)                                      296
Miscellaneous                                                             2,693
Total Expenses                                                           63,544
Less-expense reimbursement from the Manager due to
  undertaking--Note 3(a)                                                (37,652)
Net Expenses                                                             25,892
Investment (Loss)                                                        (3,641)
--------------------------------------------------------------------------------
Realized And Unrealized Gain (Loss) On Investments--Note 4:
Net realized gain (loss) on investments and
  foreign currency transactions                                         109,904
Net realized gain (loss) on forward currency
  exchange contracts                                                    (24,315)
Net Realized Gain (Loss)                                                 85,589
Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                         200,710
Net Realized and Unrealized Gain (Loss) on Investments                  286,299
Net Increase in Net Assets Resulting From Operations                    282,658

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

from December 10, 1998 (commencement of operations) to April 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Operations ($):
Investment (loss)                                                        (3,641)
Net realized gain (loss) on investments                                  85,589
Net unrealized appreciation(depreciation) on investments                200,710
Net Increase (Decrease) in Net Assets Resulting from Operations         282,658
--------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                                        1,027,344
Class B shares                                                          500,000
Class C shares                                                          501,000
Class R shares                                                          507,500
Cost of shares redeemed:
Class A shares                                                           (1,185)
Increase (Decrease) in Net Assets from Capital Stock Transactions     2,534,659
Total Increase (Decrease) in Net Assets                               2,817,317
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                                         --
End of Period                                                         2,817,317

See notes to financial statements.



                                                                     The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

from December 10, 1998 (commencement of operations) to April 30, 1999 (Unaudited) (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                              82,043
Shares redeemed                                                             (89)
Net Increase (Decrease) in Shares Outstanding                            81,954
--------------------------------------------------------------------------------
Class B
Shares sold                                                              40,000
--------------------------------------------------------------------------------
Class C
Shares sold                                                              40,072
--------------------------------------------------------------------------------
Class R
Shares sold                                                              40,557

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from December 10, 1998 (commencement of operations) to April 30, 1999. Certain information reflects financial results for a single Fund share. Total Return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

--------------------------------------------------------------------------------
                                        Class A    Class B    Class C    Class R
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period 12.50 12.50 12.50 12.50 Investment Operations:
Investment income (loss)--net              --         (.04)      (.04)       .01
Net realized and unrealized gain (loss)
  on investments                           1.42       1.42       1.42       1.42
Total from Investment Operations           1.42       1.38       1.38       1.43
Net asset value, end of period            13.92      13.88      13.88      13.93
--------------------------------------------------------------------------------
Total Return (%) a                        11.36 b    11.04 b    11.04 b    11.44
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets a   .88       1.17       1.17        .78
Ratio of net investment income
  to average net assets a                  (.04)      (.33)      (.33)       .06
Decrease reflected in above expense ratio
  due to undertakings by Dreyfus a         1.41       1.42       1.42       1.41
Portfolio Turnover Rate a                 48.10      48.10      48.10      48.10
--------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)     1,141        555        556        565

a Not annualized.
b Exclusive of sales load.
See notes to financial statements.



                                                                     The Fund 13

NOTES TO FINANACIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "Fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering four series including the Fund which commenced operations on December 10, 1998. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Newton Capital Management Limited ("Newton") serves as the Fund's sub-investment adviser. Newton is an affiliate of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 1999, MBC Investments Corp., an indirect sub sidiary of Mellon Bank Corporation, held the following shares of the Fund:

Class A ...................80,000      Class C ..................40,000
Class B ...................40,000      Class R ..................40,000

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                                     The Fund 15

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $381 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution require ments of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a 100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken through October 31, 1999 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $37,652 during the period ended April 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the Fund's average daily net assets, computed at the following annual rates:

Average Net Assets

0 to $100 million...................................................   .35 of 1%
$100 million to $1 billion..........................................   .30 of 1%
$1 billion to $1.5 billion..........................................   .26 of 1%
In excess of $1.5 billion...........................................   .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $1,543 and $1,543, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value

                                                                     The Fund 17
of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $1,043, $514 and $514, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $19 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1999, amounted to $3,834,817 and $1,293,589, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward cur-rency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 1999, there were no open forward currency exchange contracts.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments was $200,881 consisting of $281,527 gross unrealized appreciation and $80,646 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 19

FOR MORE INFORMATION

Dreyfus Premier
European Equity Fund
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital Management Limited
71 Queen Victoria Street
London, EC4V 4DR
England

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109


To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation 223/224SA994



Dreyfus Premier
Global Allocation
Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
  15  Statement of Financial Futures
  16  Statement of Assets and Liabilities
  17  Statement of Operations
  18  Statement of Changes in Net Assets
  20  Financial Highlights
  24  Notes to Financial Statements
      FOR MORE INFORMATION
----------------------
      Back Cover

                  Dreyfus Premier    The Fund
           Global Allocation Fund



LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Global Allocation Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Lex C. Huberts.

Many regional economies showed marked improvement after many of the world's central banks lowered key short-term interest rates to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. European markets, on the other hand, provided disparate performance. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, declined. Latin America provided lackluster results amid continued concerns about Brazil.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Global Allocation Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

Lex C. Huberts, Portfolio Manager

How did Dreyfus Premier Global Allocation Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, the Fund produced a total return of 12.43% for Class A shares, 12.04% for Class B shares, 12.04% for Class C shares and 12.58% for Class R shares.1 This compares with a 10.60% return for the Fund's global balanced benchmark, which consists of 60% Morgan Stanley Capital International World Index, 30% Salomon Smith Barney World Government Bond Index and 10% cash (as measured by the Salomon Smith Barney Three Month CD Index).2

We attribute this outperformance to three factors. First, we were overweighted in equities when equities significantly outperformed bonds. Next, we held a significant position in Japanese stocks throughout the period. The Japanese stock market was one of the top performing equity markets during the period. Finally, we hedged a large portion of Japanese currency exposure and euro currency exposure. These currencies depreciated against the U.S. dollar.

What is the Fund's investment approach?

The Fund seeks to take advantage of discrepancies in price that, from time to time, occur in global financial markets. From a starting allocation of 60% exposure to stocks, we analyze the relative value of stocks versus bonds versus cash from the perspective of a local investor in each of the markets we follow. If we believe, based on the fundamental economic outlook, that stocks are inexpensive relative to bonds, we increase our stock allocation to over 60%. Over time, the relationship in price should return to its appropriate level, and stock prices will rise. Naturally, the converse is also true. If stocks are overpriced relative to bonds, we reduce our exposure to a level under the benchmark.

                                                                The Fund     3

Our country allocations are made on a country-by-country basis, again, against a measure of each country's relative value: whether or not stocks, given the outlook for profits, are expensive or cheap in comparison to stocks in other markets. In each country's market, we purchase individual stocks as well as instruments that represent the performance of the market as a whole.

Our currency hedging strategy seeks to add value by taking advantage of differences in real interest, that is, interest rates that are adjusted for inflation. Discrepancies in real interest rates occur when a country's central bank undertakes monetary policies for domestic economic purposes, such as combating unemployment or attempting to offset inflation. The effect of these policies tends to spill over into international markets, creating opportunities for global investors. For example, we may currently obtain income from a reduction in Japanese yen exposure. Additionally, demand for a currency with high real interest rates is generally strong and the value of such a currency will rise over time. We seek to emphasize currencies with high real interest rates and to de-emphasize those currencies with low real interest rates.

What other factors influenced the Fund's performance?

Over the semiannual period, we allocated Fund assets over nine major world markets: France, Germany, Japan, the U.K., the U.S., the Netherlands, Switzerland, Australia and Canada, and added diversification with nine smaller markets. We found stocks to be attractive and made a significant equity investment, averaging a 70% exposure, versus the 60% for the benchmark. The Fund's largest equity positions were in the Japanese, Swiss and German markets, which showed 29.55%, 13.02% and 15.62% returns, respectively.

On the other hand, we have for some time believed that the U.S. equity market is fully to slightly overvalued and that other regions provided better opportunities. During the period, we de-emphasized our investments in the United States, a move that held back our performance.

What is the Fund's current strategy?

We currently believe stocks continue to be attractively valued in many markets across the globe and, based on current market conditions, we are modestly emphasizing stock holdings. While we have trimmed our Japanese stock position in the face of current market strength, we currently remain committed to investment in Japan. As for currencies, we believe that U.S. dollar real interest rates are high by international comparisons and we are strongly overweight with respect to the dollar.

The Fund will continue to seek opportunities as discrepancies between markets -- stock versus bonds versus cash, country versus country -- arise. However, recent market volatility has reminded us of the importance of managing risk. It is now likely that we will manage our allocations relatively close to our benchmark over the coming period. However, should opportunities arise, your Fund will be repositioned as needed.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
2 SOURCE (A): LIPPER ANALYTICAL SERVICES, INC.--The Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, including the United States, Canada, Australia, New Zealand and the Far East. The Index is the property of Morgan Stanley & Co., Incorporated and includes net dividends reinvested. SOURCE (B): SALOMON SMITH BARNEY, INC.--The Salomon Smith Barney World Government Bond Index (unhedged) is an unmanaged fixed income index that tracks the performance of 14 government bond markets. The Salomon Smith Barney Three Month CD Index is a rotating sample collected by the New York Federal Reserve Bank of five banks and dealers surveyed daily on secondary market dealer offer rates for jumbo certificates of deposit.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)


-------------------------------------------------------------------------------
Common Stocks--24.5%                                  Shares         Value ($)
-------------------------------------------------------------------------------
Austria--.1%
Bank Austria                                             100            6,211
OMV                                                      100            9,681
                                                                       15,892
Belgium--.6%
Barco                                                    100           18,071
Electrabel                                               100           33,020
Fortis                                                   900           30,232
Groupe Bruxelles Lambert                                 100           18,356
KBC Bancassurance                                        200           12,421
Solvay                                                   100            6,983
Tractebel                                                100           13,765
                                                                      132,848
Denmark--.2%
A/S Dampskibsselskabet Svendborg                           1           12,751
D/S 1912, Cl. B                                            1            9,047
Den Danske Bank                                          100           11,540
Tele Danmark                                             100           10,330
Unidanmark, Cl. A                                        100            6,882
                                                                       50,550
Finland--.5%
Merita                                                 1,000            5,925
Nokia                                                  1,200           92,808
UPM-Kymmene                                              300            9,074
                                                                      107,807
Hong Kong--.7%
CLP Holdings                                           2,000           10,735
Cheung Kong                                            2,000           18,192
Hang Seng Bank                                         2,000           23,676
Hong Kong Telecommunications                          10,000           26,902
Hutchison Whampoa                                      3,000           26,902
New World Development                                  3,000            7,431
Sun Hung Kai Properties                                2,021           17,731
Swire Pacific, Cl. A                                   2,000           11,225
                                                                      142,794
Ireland--.1%
Allied Irish Banks                                       700           11,331
CRH                                                      400            7,893

6

-------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
-------------------------------------------------------------------------------
Ireland (continued)
Jefferson Smurfit                                      1,700            4,640
                                                                       23,864
Italy--1.2%
Assicurazioni Generali                                   800           31,173
Banca Commerciale Italiana                             1,400           11,574
Banca Intesa                                           1,300            6,950
ENI                                                    6,400           42,131
Edison                                                   700            6,243
Fiat                                                   3,000           10,080
Istituto Bancario San Paolo di Torino                  1,222           18,398
Istituto Nazionale delle Assicurazioni                 3,300            8,725
Mediaset                                               1,000            8,669
Mediobanca                                               600            7,555
Montedison                                             5,000            4,813
Pirelli                                                1,700            5,200
Riunione Adriatica di Sicurta                            500            5,290
Telecom Italia                                         3,000           31,788
Telecom Italia (RNC)                                   1,000            5,376
Telecom Italia Mobile                                  5,300           31,950
Telecom Italia Mobile (RNC)                            2,000            6,659
Unicredito Italiano                                    2,500           12,733
Unione Immobiliare                                     3,300  a         1,885
                                                                      257,192
Japan--12.1%
Acom                                                     300           22,494
Ajinomoto                                              1,000           11,570
Alps Electric                                          1,000           16,965
Aoyamma Trading                                          200            5,563
Asahi Bank                                             4,000           21,145
Asahi Breweries                                        1,000           13,036
Asahi Chemical Industry                                3,000           17,467
Asahi Glass                                            2,000           15,314
Bank of Tokyo-Mitsubishi                               7,000          103,330
Bridgestone                                            1,000           26,809
Canon                                                  1,000           24,463
Casio Computer                                         1,000            6,953
Chiba Bank                                             2,000            8,394

                                                                The Fund     7

-------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
-------------------------------------------------------------------------------
Japan (continued)
Chugai Pharmaceutical                                  1,000           11,896
Citizen Watch                                          1,000            8,294
Dai Nippon Printing                                    1,000           15,851
Daiichi Pharmaceutical                                 1,000           16,253
Daikin Industries                                      1,000           10,439
Dainippon Ink and Chemicals                            2,000            7,272
Daiwa House Industry                                   1,000           11,938
Daiwa Securities                                       3,000           18,347
Denso                                                  1,000           20,316
East Japan Railway                                         6           35,438
Ebara                                                  1,000           12,156
Eisai                                                  1,000           18,724
Fanuc                                                  1,000           43,564
Fuji Bank                                              5,000           39,040
Fuji Photo Film                                        1,000           37,783
Fujitsu                                                3,000           51,397
Furukawa Electric                                      2,000            8,746
Gunma Bank                                             1,000            7,289
Hankyu                                                 2,000            8,411
Hitachi                                                5,000           36,527
Honda Motor                                            1,000           44,067
Industrial Bank of Japan                               4,000           33,343
Isetan                                                 1,000            9,391
Itochu                                                 3,000            7,917
JUSCO                                                  1,000           19,939
Japan Airlines                                         4,000           12,600
Joyo Bank                                              2,000            7,959
KINDEN                                                 1,000           12,566
KOKUYO                                                 1,000           15,038
Kansai Electric Power                                  1,300           25,648
Kao                                                    1,000           25,384
Kawasaki Heavy Industries                              3,000            7,565
Kawasaki Steel                                         6,000           11,511
Kinki Nippon Railway                                   2,000           10,103
Kirin Brewery                                          2,000           22,620
Komatsu                                                2,000           11,913
Kubota                                                 3,000            8,520

8

-------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
-------------------------------------------------------------------------------
Japan (continued)
Kuraray                                                1,000           11,394
Kyocera                                                  600           35,639
Makita                                                 1,000           10,740
Marui                                                  1,000           16,596
Matsushita Electric Industrial                         3,000           57,052
Minebea                                                1,000            9,676
Mitsubishi                                             2,000           13,237
Mitsubishi Chemical                                    4,000           12,365
Mitsubishi Electric                                    4,000           13,974
Mitsubishi Estate                                      2,000           20,458
Mitsubishi Heavy Industries                            6,000           26,289
Mitsubishi Rayon                                       2,000            5,295
Mitsubishi Trust & Banking                             2,000           21,949
Mitsui & Co.                                           3,000           21,991
Mitsui Fudosan                                         2,000           18,431
Mitsui Trust & Banking                                 3,000            4,851
Mycal                                                  1,000            6,199
NEC                                                    3,000           35,840
NGK Insulators                                         1,000           12,189
NGK Spark Plug                                         1,000           10,514
NKK                                                    7,000  a         5,571
NSK                                                    2,000           11,276
Nagoya Railroad                                        2,000            6,803
Nikon                                                  1,000           13,739
Nippon Express                                         2,000           13,069
Nippon Mitsubishi Oil                                  2,000            8,931
Nippon Paper Industries                                2,000           10,556
Nippon Steel                                          12,000           26,943
Nippon Telegraph & Telephone                              18          196,037
Nippon Yusen Kabushiki Kaisha                          2,000            7,791
Nissan Motor                                           5,000           19,185
Nomura Securities                                      3,000           32,371
OBAYASHI                                               2,000           11,008
Odakyu Electric Railway                                2,000            7,205
Oji Paper                                              2,000           11,980
Olympus Optical                                        1,000           12,298
Omron                                                  1,000           13,840

                                                                The Fund     9


-------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
-------------------------------------------------------------------------------
Japan (continued)
Osaka Gas                                              5,000           17,174
SHIMIZU                                                2,000            7,841
Sakura Bank                                            6,000           23,173
Sankyo                                                 1,000           20,986
Sanyo Electric                                         4,000           14,979
Sekisui Chemical                                       1,000            6,685
Sekisui House                                          1,000           11,201
77 Bank                                                1,000            9,006
Sharp                                                  2,000           23,457
Shin-Etsu Chemical                                     1,000           31,835
Shionogi & Co.                                         1,000            8,897
Shiseido                                               1,000           15,750
Shizuoka Bank                                          1,000           11,787
Sony                                                     800           74,729
Sumitomo                                               2,000           14,778
Sumitomo Bank                                          5,000           67,692
Sumitomo Chemical                                      3,000           13,396
Sumitomo Electric Industries                           1,000           12,106
Sumitomo Marine & Fire Insurance                       1,000            6,786
Sumitomo Metal Industries                              6,000            7,992
Taisho Pharmaceutical                                  1,000           30,746
Takashimaya                                            1,000            8,169
Takeda Chemical Industries                             1,000           43,480
Teijin                                                 2,000            8,411
Tohoku Electric Power                                  1,000           15,122
Tokai Bank                                             4,000           26,138
Tokio Marine & Fire Insurance                          2,000           23,307
Tokyo Electric Power                                   2,100           44,862
Tokyo Gas                                              5,000           13,195
Tokyu                                                  2,000            5,512
Toppan Printing                                        1,000           12,031
Toray Industries                                       3,000           15,910
Toto                                                   1,000            8,227
Toyota Motor                                           5,000          142,001
Yamaguchi Bank                                         1,000            9,886
Yamanouchi Pharmaceutical                              1,000           31,668
Yamato Transport                                       1,000           16,730
                                                                    2,628,195


-------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
-------------------------------------------------------------------------------
Netherlands--1.0%
ABN AMRO                                                 740           17,655
Akzo Nobel                                               160            7,236
Elsevier                                                 350            5,240
Getronics                                                 50            2,055
Heineken                                                 180            9,046
ING Groep                                                502           30,964
KPN                                                      246           10,281
Koninklijke Ahold                                        311           11,566
Koninklijke (Royal) Philips Electronics                  195           16,814
Royal Dutch Petroleum                                  1,160           67,623
TNT Post                                                 240            6,475
Unilever                                                 360           24,681
Wolters Kluwer                                           160            6,974
                                                                      216,610
New Zealand--.0%
Telecom Corporation of New Zealand                     2,000           10,410

Norway--.0%
Den Norske Bank                                        1,100            3,984
Norsk Hydro                                              200            8,977
                                                                       12,961
Portugal--.2%
BPI-SGPS                                                 200            5,396
Banco Comercial Portugues                                300            8,471
Banco Espirito Santo e Comercial de Lisboa               200            4,812
Electricidade de Portugal                                300            5,650
Portugal Telecom                                         200            8,347
                                                                       32,676
Singapore--.3%
Development Bank of Singapore                          1,000           10,629
Oversea-Chinese Banking                                2,000           18,777
Singapore Airlines                                     1,000            9,212
Singapore Press Holdings                                 900           13,286
Singapore Telecommunications                           5,000            9,271
                                                                       61,175
Spain--.9%
Argentaria                                               400            9,420
Autopistas, Concesionaria Espanola                       500            6,322
Banco Bilbao Vizcaya                                   1,500           22,471

                                                                The Fund     11


-------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
-------------------------------------------------------------------------------

Spain (continued)
Banco Santander Central Hispano                        1,560          33,934
Endesa                                                   800          17,808
Fomento de Construcciones y Contratas                    200          12,241
Gas Natural SDG, Cl. E                                   100           8,088
Iberdrola                                                700           9,813
Repsol                                                   600           9,776
Sociedad General de Aguas de Barcelona                   200          11,321
Tabacalera, Cl. A                                        300           5,888
Telefonica                                               816          38,289
Telefonica (Rights)                                      816             760
                                                                     186,131
Sweden--.7%
ABB, Cl. A                                               600           8,382
ABB, Cl. B                                               500           6,985
AGA, Cl. A                                               400           5,279
Drott, Cl. B                                             200           1,664
ForeningsSparbanken                                      300           6,598
Hennes & Mauritz, Cl. B                                  200          17,287
NetCom, Cl. B                                            300  a        9,666
Sandvik, Cl. A                                           300           6,777
Securitas, Cl. B                                         800          11,889
Skandinaviska Enskilda Banken, Cl. A                     500           6,539
Skanska, Cl. B                                           200           7,954
Svenska Cellulosa, Cl. B                                 300           7,686
Svenska Handelsbanken, Cl. A                             200           7,514
Telefonaktiebolaget LM Ericsson, Cl. B                 1,600          42,135
Volvo, Cl. A                                             300           7,794
Volvo, Cl. B                                             200           5,291
                                                                     159,440
Switzerland--5.9%
ABB                                                       25          36,535
Adecco                                                    55          27,780
Alusuisse Lonza                                           30  a       35,961
Credit Suisse (Reg'd)                                    635         126,166
Holderbank Financiere Glarus (Bearer)                     24          28,989
Nestle                                                    98         181,710
Novartis (Bearer)                                         15          21,980


-------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
-------------------------------------------------------------------------------
Switzerland (continued)
Novartis (Reg'd)                                         143          209,733
Roche (Bearer)                                             4           70,647
Roche Ag-Genusss                                          17          200,315
Schweizerische Rueckversicherungs-Gesellschaft            35           76,736
Sulzer                                                    20  a        12,729
UBS                                                      495          168,414
Zurich Allied                                            119           74,566
                                                                    1,272,261
Total Common Stocks
  (cost $4,709,743)                                                 5,310,806
-------------------------------------------------------------------------------


                                                   Principal
Bonds and Notes--7.0%                                 Amount         Value ($)
-------------------------------------------------------------------------------
  Principal
Bonds and Notes--7.0%  Amount ($)  Value ($)
Netherlands--1.6%
Netherlands Government, Bonds:
7.25%, 10/1/2004                                      19,512            24,579
5.75%, 2/15/2007                                     113,445           136,169
7.50%, 4/15/2010                                     130,234           179,770
                                                                       340,518
United States--5.4%
U.S. Treasury Notes,
  6.50%, 8/15/05                                   1,105,000  b      1,171,366
Total Bonds and Notes
  (cost $1,515,108)                                                  1,511,884
-------------------------------------------------------------------------------

                                                   Principal
Short-Term Investments--66.4                          Amount         Value ($)
-------------------------------------------------------------------------------
Commercial Paper--60.5%
American Honda Finance, 4.84%, 5/26/1999             800,000          797,311
BP Capital, 4.78%, 6/17/1999                         800,000          795,008
Bellsouth Telecommunications, 4.79%, 6/4/1999        800,000          796,381
Commercial Credit, 4.79%, 5/7/1999                   800,000          799,361
Duke Power, 4.74%, 6/9/1999                          800,000          795,892
Ford Motor Credit, 4.81%, 6/18/1999                  800,000          794,869
GE Capital, 4.79%, 6/4/1999                          800,000          796,381
GMAC MTN, 4.75%, 5/21/1999                           771,000          768,965
Heinz (H.J.), 4.80%, 6/4/1999                        800,000          796,373
Household Finance, 4.82%, 6/10/1999                  800,000          795,716
IBM Credit, 4.78%, 5/12/1999                         400,000          399,416

                                                                The Fund     13


-------------------------------------------------------------------------------
Short-Term Investments (continued)                    Shares         Value ($)
-------------------------------------------------------------------------------
Commercial Paper (continued)
International Lease, 4.79%, 6/14/1999                800,000          795,317
Metlife Funding:
4.83%, 5/7/1999                                      400,000          399,678
4.79%, 5/18/1999                                     400,000          399,095
Toyota Motor Credit, 4.79%, 6/11/1999                800,000          795,636
UBS Finance, 4.76%, 5/17/1999                        800,000          798,308
USAA Capitol, 4.80%, 6/4/1999                        800,000          796,373
Xerox Credit, 4.77%, 5/20/                           800,000          797,986
                                                                   13,118,066
U.S. Treasury Bills--5.9%
4.39%, 5/13/1999                                     219,000          218,740
4.46%, 5/20/1999                                     227,000          226,480
4.36%, 6/17/1999                                     379,000          376,847
4.37%, 6/24/1999                                      13,000           12,914
4.33%, 7/22/1999                                     455,000          450,430
  1,285,411
Total Short-Term Investments (cost $14,403,569)                    14,403,476
-------------------------------------------------------------------------------
Total Investments (cost $20,628,420)                   97.9%       21,226,167
Cash and Receivables (net)                              2.1%          443,435
Net Assets                                            100.0%       21,669,602

a  Non-income producing.
b Partially held by the custodian in a segregated account as collateral for open financial futures positions.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
-
                                                 Unrealized
                                               Market Value                    Appreciation
                                                 Covered by                   (Depreciation)
                                  Contracts    Contracts ($)    Expiration    at 4/30/99 ($)
--------------------------------------------------------------------------------------------
-
Financial Futures Long:
Australian 10 Year Bond                   1          595,733      June '99           1,557
CAC 40                                   14          567,888      June '99          39,348
Canadian 10 Year Government Bond          2          168,862      June '99           1,229
Euro Notional 10 Year Bond                6          607,709      June '99          12,878
Financial Times Stock Exchange 100        6          638,951      June '99          31,566
Euro Bond                                12        1,498,352      June '99          20,430
German Stock                             11        1,617,894      June '99          91,965
Japanese 10 Year Government Bond          1          570,877      June '99          11,897
Long Gilt                                 4          747,079      June '99           3,397
S&P 500                                  14        4,677,750      June '99         170,450
Tokyo Price Index                         5          547,001      June '99          76,105
Toronto 35                                2          259,091      June '99          16,319
U.S. 10 Year Note                        15        1,720,313      June '99          (4,297)
U.S. Long Bond                            9        1,081,688      June '99          (1,625)
                                                                                   471,219

                                                                The Fund     15

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------

                                                               Cost         Value
-----------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments  20,628,420    21,226,167
Cash denominated in foreign currencies                       23,811        23,840
Receivable for investment securities sold                                 473,491
Dividends and interest receivable                                          35,255
Net unrealized appreciation on forward
  currency exchange contracts--Note 3(a)                                    7,430
Prepaid expenses                                                           48,098
                                                                       21,814,281
-----------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                              17,028
Due to Distributor                                                          9,509
Cash overdraft due to Custodian                                            35,445
Payable for futures variation margin                                       64,410
Accrued expenses and other liabilities                                     18,287
                                                                          144,679
-----------------------------------------------------------------------------------
Net Assets ($)                                                         21,669,602
-----------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                        20,001,640
Accumulated undistributed investment income--net                          301,345
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                           291,436
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  (including $471,219 net unrealized appreciation on
  financial futures)                                                    1,075,181
Net Assets ($)                                                         21,669,602

-------------------------------------------------------------------------------
Net Asset Value Per Share
                            Class A       Class B       Class C       Class R
-------------------------------------------------------------------------------
Net Assets ($)             7,603,645     7,554,461     2,158,358     4,353,138
Shares Outstanding           560,132       560,000       160,000       320,000
-------------------------------------------------------------------------------
Net Asset Value Per Share ($)  13.57         13.49         13.49         13.60

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

<CAPTION

------------------------------------------------------------------------------------
Investment Income ($)
------------------------------------------------------------------------------------
Income:
Interest                                                                   364,499
Cash dividends (net of $5,058 foreign taxes withheld at source)             30,154
Total Income                                                               394,653
Expenses:
Management fee--Note 2(a)                                                  102,389
Registration fees                                                           38,858
Distribution fees--Note 2(b)                                                34,459
Shareholder servicing costs--Note 2(c)                                      20,511
Professional fees                                                           13,749
Custodian fees                                                               9,352
Prospectus and shareholders' reports                                         6,767
Directors' fees and expenses--Note 2(d)                                      2,482
Miscellaneous                                                                2,264
Total Expenses                                                             230,831
Less--reduction in management fee due to
  undertaking--Note 2(a)                                                   (11,743)
Net Expenses                                                               219,088
Investment Income--Net                                                     175,565
------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments and foreign currency
  transactions                                                             181,339
Net realized gain (loss) on forward currency exchange contracts           (409,172)
Net realized gain (loss) on financial futures                            1,572,905
Net Realized Gain (Loss)                                                 1,345,072
Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($73,348) net
  unrealized (depreciation) on financial futures)                          860,476
Net Realized and Unrealized Gain (Loss) on Investments                   2,205,548
Net Increase in Net Assets Resulting From Operations                     2,381,113

See notes to financial statements.

                                                                The Fund     17

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999          Year Ended
                                                         (Unaudited)   October 31, 1998*
-----------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                      175,565             125,780
Net realized gain (loss) on investments                   1,345,072          (1,053,636)
Net unrealized appreciation (depreciation) on
  investments                                               860,476             214,705
Net Increase (Decrease) in Net Assets
  Resulting from Operations                               2,381,113            (713,151)
-----------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                                  350           7,001,300
Class B shares                                                   --           7,000,000
Class C shares                                                   --           2,000,000
Class R shares                                                   --           4,000,000
Cost of shares redeemed:
Class A shares                                                  (10)                 --
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                    340          20,001,300
Total Increase (Decrease) in Net Assets                   2,381,453          19,288,149
-----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                      19,288,149                 --
End of Period                                            21,669,602          19,288,149
Undistributed investment income--net                        301,345             125,780

* From June 29, 1998 (commencement of operations) to October 31, 1998.

See notes to financial statements.

-----------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999          Year Ended
                                                         (Unaudited)   October 31, 1998*
-----------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                      27             560,105
Class B
Shares sold                                                      --             560,000
Class C
Shares sold                                                      --             160,000
Class R
Shares sold                                                      --             320,000

* From June 29, 1998 (commencement of operations) to October 31, 1998.

See notes to financial statements.

                                                                The Fund     19

FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999          Year Ended
Class A Shares                                           (Unaudited)   October 31, 1998*
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                          12.07               12.50
Investment Operations:
Investment income--net                                          .13                 .09
Net realized and unrealized gain (loss) on investments         1.37                (.52)
Total from Investment Operations                               1.50                (.43)
Net asset value, end of period                                13.57               12.07
-----------------------------------------------------------------------------------------
Total Return (%)b,c                                           12.43               (3.44)
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc                        .92                 .59
Ratio of net investment income to average net assetsc           .99                 .75
Decrease reflected in above expense ratio due to
  undertakings by Dreyfusc                                      .06                 .11
Portfolio Turnover Ratec                                       2.48               12.26
Net Assets, end of period ($ x 1,000)                         7,604               6,758

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c  Not annualized.

See notes to financial statements.

-----------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999          Year Ended
Class B Shares                                           (Unaudited)   October 31, 1998*
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                          12.04               12.50
Investment Operations:
Investment income--net                                          .05                 .06
Net realized and unrealized gain (loss) on investments         1.40                (.52)
Total from Investment Operations                               1.45                (.46)
Net asset value, end of period                                13.49               12.04
-----------------------------------------------------------------------------------------
Total Return (%)b,c                                           12.04               (3.68)
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc                       1.29                 .84
Ratio of net investment income to average net assetsc           .62                 .50
Decrease reflected in above expense ratio due to
  undertakings by Dreyfusc                                      .06                 .11
Portfolio Turnover Ratec                                       2.48               12.26
Net Assets, end of period ($ x 1,000)                         7,554               6,740

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c  Not annualized.


See notes to financial statements

                                                                The Fund     21

-----------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999          Year Ended
Class C Shares                                           (Unaudited)   October 31, 1998*
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                          12.04               12.50
Investment Operations:
Investment income--net                                          .08                 .06
Net realized and unrealized gain (loss) on investments         1.37                (.52)
Total from Investment Operations                               1.45                (.46)
Net asset value, end of period                                13.49               12.04
-----------------------------------------------------------------------------------------
Total Return (%)b,c                                           12.04               (3.68)
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsc                       1.29                 .84
Ratio of net investment income to average net assetsc           .62                 .50
Decrease reflected in above expense ratio due to
  undertakings by Dreyfusc                                      .06                 .11
Portfolio Turnover Ratec  2.48  12.26
Net Assets, end of period ($ x 1,000)                         2,158               1,926

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c  Not annualized.

See notes to financial statements.

-----------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999          Year Ended
Class R Shares                                           (Unaudited)   October 31, 1998*
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                          12.08             12.50
Investment Operations:
Investment income--net                                          .14               .10
Net realized and unrealized gain (loss) on investments         1.38              (.52)
Total from Investment Operations                               1.52              (.42)
Net asset value, end of period                                13.60             12.08
-----------------------------------------------------------------------------------------
Total Return (%)b,c                                           12.58             (3.36)
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assetsb                        .80               .50
Ratio of net investment income to average net assetsb          1.12               .84
Decrease reflected in above expense ratio due to
  undertakings by Dreyfusb                                      .06               .11
Portfolio Turnover Rateb                                       2.48             12.26
Net Assets, end of period ($ x 1,000)                         4,353             3,864

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Not annualized.

See notes to financial statements.

                                                                The Fund     23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Global Allocation Fund (the "Fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the Fund. The Fund's investment objective is total return. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 125 million shares of $.001 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

                  Class A   560,000    Class C 160,000
                  Class B   560,000    Class R 320,000

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities

                                                                The Fund     25
transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credit of $934 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $580,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1998 through October 31, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, service plan fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.75% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $11,743 during the period ended April 30, 1999.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $26,801 and $7,658, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $8,976, $8,934 and $2,552, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $38 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

                                                                The Fund     27

NOTE 3--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 1999, amounted to $180,589 and $1,496,989, respectively.

The following summarizes open forward currency exchange contracts at April 30, 1999:

                                                                  Unrealized
                                    Foreign                     Appreciation
Forward Currency                   Currency                    (Depreciation)
Exchange Contracts                  Amounts    Cost ($)  Value  ($)       ($)
--------------------------------------------------------------------------------
Purchases:
Australian Dollars,
  expiring 6/30/99                  138,000     87,398     91,479      4,081
Canadian Dollars,
  expiring 6/30/99                  609,500    402,749    418,677     15,928
Euro Dollars,
  expiring 6/30/99                3,122,000  3,357,909  3,315,591    (42,318)
British Pounds,
  expiring 6/30/99                  833,980  1,344,161  1,342,126     (2,035)
Sales:                                        Proceeds
Euro Dollars,
  expiring 6/30/99                  158,000    169,776    167,797      1,979
Swiss Francs,
  expiring 6/30/99                1,900,000  1,286,130  1,256,026     30,104
Japanese Yen,
  expiring 5/10/99              560,080,558    469,864    469,824         40
Japanese Yen,
  expiring 6/30/99              206,091,000  1,738,724  1,739,073       (349)
    Total                                                              7,430

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1999 are set forth in the Statement of Financial Futures.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $1,076,396, consisting of $1,338,585 gross unrealized appreciation and $262,189 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                                The Fund     29

For More Information

Dreyfus Premier
Global Allocation Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999, Dreyfus Service Corporation  545/546SA994